UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2007

AgFeed Industries, Inc.
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(Exact name of registrant as specified in Charter)

Nevada	000-28195	20-2597168
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1095 Qing Lan Avenue
Economic and Technical Development Zone
Nan Chang City, Jiangxi Province
China 330013
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(Address of Principal Executive Offices)

86-0791-2189878
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(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 7.01 Regulation FD Disclosure

The Company plans to engage in a series of discussions with institutional investors and market professionals regarding potential investment in the Company to support working capital and financial growth needs. Copies of a Company summary and presentation prepared to facilitate those discussions are attached as exhibits to this report.

Although the Company has used diligent efforts to support the accuracy of the materials, they may not be relied on by any party in connection with an investment in the Company. The documents contain forward looking statements and other assumptions, and their can be no assurance that such expectations will prove to be correct.

Item 8.01 Other Events

See Item 7.01 above.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
99.1	AgFeed Industries, Inc. Power Point Presentation Februaruy 1, 2007
99.2	AgFeed Industries, Inc. Company Summary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2007	AgFeed Industries, Inc.

	By:	/s/ Xiong Junhong
Xiong Junhong Chief Executive Officer